                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                 MARCH 18, 2004
                                 --------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       000-50278                  32-0073116
         --------                       ---------                  ----------
(State or Other Jurisdiction of    (Commission File Number)      (I.R.S. Employer
      Incorporation)                                            Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on March 18, 2004, describing its results for the quarter and 39-weeks ending January 28, 2004 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.

EXHIBIT INDEX

     99.1 Press Release, dated March 18, 2004, issued by Kmart Holding
Corporation

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2004
                                                 KMART HOLDING CORPORATION


                                            By: /s/ Richard J. Noechel
                                                --------------------------------
                                            Name: Richard J. Noechel
                                            Title: Vice President and Controller